EARNINGS PER SHARE	3 Months Ended
Mar. 31, 2017
Earnings Per Share [Abstract]
Earnings Per Share

NOTE 8 – Earnings per share:

Basic earnings per share is computed by dividing net income attributable to Teva's ordinary shareholders by the weighted average number of ordinary shares outstanding (including fully vested restricted share units ("RSUs")) during the period, net of treasury shares.

In computing diluted earnings per share for the three months ended March 31, 2017 and 2016, basic earnings per share was adjusted to take into account the potential dilution that could occur upon the exercise of options and non-vested RSUs granted under employee stock compensation plans, and convertible senior debentures, using the treasury stock method.

Additionally, for the three months ended March 31, 2017, no account was taken of the potential dilution of the mandatory convertible preferred shares amounting to 59 million weighted average shares, since they had an anti-dilutive effect on earnings per share.